UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2007

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

510 Bering Drive

Suite 600 Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 12, 2007, Crown Castle International Corp., a Delaware corporation (“Crown Castle”), completed its acquisition of Global Signal Inc., a Delaware corporation (“Global Signal”). Pursuant to an Agreement and Plan of Merger, dated as of October 5, 2006 (“Merger Agreement”), among Crown Castle, CCGS Holdings LLC, a Delaware limited liability company and a wholly owned subsidiary of Crown Castle (“Merger Sub”), and Global Signal, Global Signal merged with and into Merger Sub (“Merger”), with Merger Sub as the surviving company.

Pursuant to the Merger Agreement, each share of Global Signal common stock outstanding at the effective time of the Merger (other than certain restricted shares) was converted into the right to receive, at the election of the holder thereof, either 1.61 shares of Crown Castle common stock or $55.95 in cash, subject to proration based on an aggregate cash consideration cap of $550 million and depending on the election of other Global Signal stockholders, as specified in the Merger Agreement. The aggregate consideration to be paid to former Global Signal stockholders consists of approximately 98.1 million shares of Crown Castle common stock and $550 million in cash. In addition, Global Signal’s outstanding debt of approximately $1.8 billion will remain outstanding as obligations of the Global Signal entities acquired in the Merger.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference from Exhibit 2.1 to this Current Report. A copy of the press release announcing the completion of the Merger and describing the merger consideration to be paid to former Global Signal stockholders is attached as Exhibit 99.1 to this Current Report.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) Pursuant to the terms of the Merger Agreement and the Stockholders Agreement, dated as of October 5, 2006, among certain investment funds affiliated with Fortress Investment Group LLC (“Fortress”), Greenhill Capital Partners, L.P. and certain of its related partnerships (“Greenhill”), Abrams Capital Partners II, L.P. and certain of its related partnerships (“Abrams Capital”) and Crown Castle (“Stockholders Agreement”), Crown Castle has expanded its board of directors (“Board”) to thirteen directors. Effective immediately following the effective time of the Merger, Robert H. Niehaus, as a representative of Greenhill, has been elected a Class I director with a term expiring at the 2008 annual meeting of Crown Castle stockholders. Effective January 13, 2007, Wesley R. Edens, as a representative of Fortress, has been elected a Class II director with a term expiring at the 2009 annual meeting of Crown Castle stockholders. David C. Abrams is expected to join the Board in the near future as a representative of Abrams Capital and as a Class III director with a term expiring at the 2007 annual meeting of Crown Castle stockholders. Mr. Edens previously served as Chief Executive Officer, President and Chairman of Global Signal; Mr. Niehaus previously served as Vice Chairman of Global Signal; and Mr. Abrams previously served as a director of Global Signal. The information with respect to these three directors required by Item 404(a) of Regulation S-K was previously reported in Crown Castle’s Registration Statement on Form S-4 (File No. 333-138450), which became effective on December 1, 2006 (“Registration Statement”), and, pursuant to General Instruction B.3 of Form 8-K, is not additionally reported herein.

Mr. Edens has been appointed to the Strategy Committee of the Board. The other committees on which Mr. Edens will serve, as well as the committees on which Messrs. Abrams and Niehaus will serve, have not yet been determined. Pursuant to the terms of the Stockholders Agreement, Messrs. Abrams, Edens and Niehaus each have the right to serve on each committee of the Board (other than the Strategy Committee), and Mr. Edens also has the right to serve on the Strategy Committee.

This description of the Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the Stockholders Agreement, which is incorporated herein by reference from Exhibit 4.1 to this Current Report. A copy of the press release announcing the elections of Messrs. Abrams, Edens and Niehaus to the Board is attached as Exhibit 99.1 to this Current Report.

(e) Because of the critical importance of successfully integrating Global Signal into Crown Castle, on January 11, 2007, the Compensation Committee of the Board approved recommending to the Board the grant of up to 712,000 shares of Integration Restricted Stock Awards (“Integration RSAs”) to approximately 155 Crown Castle employees, including the grant of up to 199,000 Integration RSAs to four senior officers. John P.

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Kelly, Crown Castle’s Chief Executive Officer, elected not to participate in the Integration RSAs. The Integration RSAs are expected to be granted to employees in March 2007 and were conditioned on the successful close of the Merger. The objectives for granting the Integration RSAs are to complement the retention value of Crown Castle’s existing long-term incentive program for certain key employees during a demanding integration period following the Merger and to further incent such key employees to ensure the successful integration of Global Signal with Crown Castle by aligning the performance-contingent vesting terms of the Integration RSAs with long-term shareholder value appreciation. The performance-contingent vesting terms of the Integration RSAs provide for vesting of 100% of the Integration RSAs on December 31, 2008, provided Crown Castle’s common stock closes at or above $44.50 per share for any 20 consecutive trading days which include any date on or between July 1, 2008 and December 31, 2008. Any shares of 2007 Integration RSAs granted that have not vested as of December 31, 2008 will be forfeited.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

The financial statements required pursuant to Rule 3-05 of Regulation S-X were previously reported in the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, are not additionally reported herein.

(b) Pro forma financial information

The pro forma financial information required pursuant to Article 11 of Regulation S-X was previously reported in the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, is not additionally reported herein.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 5, 2006, by and among Crown Castle International Corp., CCGS Holdings LLC and Global Signal Inc. (incorporated by reference from Crown Castle’s Current Report on Form 8-K filed on October 11, 2006).

4.1	Stockholders Agreement, dated as of October 5, 2006, by and among Fortress Pinnacle Investment Fund, FRIT PINN LLC, Fortress Registered Investment Trust, FRIT Holdings LLC, FIT GSL LLC, Greenhill Capital Partners LLC, GCP SPV1, LLC, GCP SPV2, LLC, Abrams Capital International Ltd., Abrams Capital Partners I, LP, Abrams Capital Partners II, LP, Whitecrest Partners, LP, Riva Capital Partners, LP, 222 Partners, LLC and Crown Castle International Corp. (incorporated by reference from Crown Castle’s Current Report on Form 8-K filed on October 11, 2006).

99.1	Press release, dated January 12, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and
General Counsel

Date: January 17, 2007

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 5, 2006, by and among Crown Castle International Corp., CCGS Holdings LLC and Global Signal Inc. (incorporated by reference from Crown Castle’s Current Report on Form 8-K filed on October 11, 2006).

4.1	Stockholders Agreement, dated as of October 5, 2006, by and among Fortress Pinnacle Investment Fund, FRIT PINN LLC, Fortress Registered Investment Trust, FRIT Holdings LLC, FIT GSL LLC, Greenhill Capital Partners LLC, GCP SPV1, LLC, GCP SPV2, LLC, Abrams Capital International Ltd., Abrams Capital Partners I, LP, Abrams Capital Partners II, LP, Whitecrest Partners, LP, Riva Capital Partners, LP, 222 Partners, LLC and Crown Castle International Corp. (incorporated by reference from Crown Castle’s Current Report on Form 8-K filed on October 11, 2006).

99.1	Press release, dated January 12, 2007.

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